UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 1, 2011 (August 1, 2011)

TRIO MERGER CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-54367	27-4867100
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

777 Third Avenue, 37th Floor, New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

(212) 319-7676
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01.  Other Events

Trio Merger Corp. (the “Company”) has been informed by EarlyBirdCapital, Inc., the representative of the underwriters in the Company’s initial public offering, that holders of the Company’s units will be able to separately trade the shares of common stock and warrants included in such units commencing on or about August 2, 2011.  The common stock and warrants will be quoted on the OTC Bulletin Board under the symbols TMRG and TMRGW, respectively.  Units not separated will continue to be quoted on the OTC Bulletin Board under the symbol TMRGU.  A copy of the Company’s press release, dated August 1, 2011, announcing the foregoing is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statement and Exhibits.

(d)           Exhibits:

Exhibit	Description

99.1	Press Release dated August 1, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2011

TRIO MERGER CORP.

By:	/s/ Eric S. Rosenfeld
Name: Eric S. Rosenfeld
Title: Chief Executive Officer